UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2008

INverso Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50898	34-19966527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

155 Revere Dr., Suite 10
Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847)291-7711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2008, the Board received notice from Harvey Altholtz that he had resigned his positions as director, vice president, secretary and treasurer of the company, effective March 15, 2008. No new director or officer has been appointed to replace Mr. Altholtz. No compensatory plan was entered into with Mr. Altholtz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INverso Corp.
(Registrant)

Date: March 19, 2008	By:	/s/ RANDALL S. GOULDING
Randall S. Goulding
Chief Executive Officer, Chief Financial Officer, and Director